                                                               EXHIBIT 10.2


                               AMENDMENT NO. 1 TO
                          PLEDGE AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT, dated as of December 20, 2000 (this "AMENDMENT"), is entered into by and among ACS FUNDING TRUST I ("BUYER"), as Buyer, AMERICAN CAPITAL STRATEGIES, LTD. ("SELLER"), as Seller, and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (formerly known as Norwest Bank Minnesota, National Association), as Escrow Agent. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Pledge and Security Agreement, dated as of March 31, 1999 (as amended, the "AGREEMENT");

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS.

         (a) SECTION 1.1 of the Agreement is hereby amended by adding the following new definitions thereto:


             LIEN RELEASE DIVIDEND: Defined in the Purchase Agreement and the Loan Funding Agreement, respectively, as the same have been and are amended, modified, restated, supplemented or replaced from time to time.

             RELEASE: Defined in SECTION 20.

             RELATED SUPPLEMENTAL INTERESTS: Defined in SECTION 20.

         (b) The Agreement is hereby amended to add the following new SECTION
20:


             20. RELEASE OF SECURITY INTEREST IN CONNECTION WITH A LIEN RELEASE DIVIDEND.

             Section 2.17 LIEN RELEASE DIVIDEND.


             (a) Notwithstanding any provision contained in this Agreement to the contrary, in connection with Lien Release Dividends under the Purchase Agreement and the Loan Funding Agreement, and upon satisfaction of all

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             conditions precedent to and the consummation of the Lien
             Release Dividends under both Agreements, the Pledged Supplemental Interests relating to any Loans (but not any portions of such Loans) transferred in connection with such Lien Release Dividends (the "RELATED SUPPLEMENTAL INTERESTS") shall be released from the Lien of this Security Agreement (the "RELEASE").

             (b) The Seller hereby agrees to pay the reasonable legal fees and expenses of the Buyer, the Escrow Agent, the Deal Agent and the Secured Parties in connection with such Release.

             (c) In connection with the Release, on the related Lien Release Dividend Dates (or if such dates are different, on the Lien Release Dividend Date under the Purchase Agreement), the Buyer shall, at the expense of the Seller (i) execute such instruments of release with respect to the Related Supplemental Interests to be transferred to the Seller, in recordable form if necessary, in favor of the Seller as the Seller may reasonably request, (ii) deliver or cause the Escrow Agent to deliver any portion of the Related Supplemental Interests to be transferred to the Seller in their possession to the Seller and (iii) otherwise take such actions, and cause or permit the Escrow Agent to take such actions, as are necessary and appropriate to release the Lien of the Buyer on the Related Supplemental Interests to be transferred to the Seller and release and deliver to the Seller the Related Supplemental Interests to be transferred to the Seller.

         SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

         Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Agreement, as though such terms and conditions were set forth herein.

         SECTION 3. REPRESENTATIONS.

         Each of the Buyer and Seller represent and warrant as of the date of this Amendment as follows:

                  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

                  (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;


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                  (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

                  (iv) this Amendment has been duly executed and delivered by it;

                  (v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

                  (vi) it is not in default under the Agreement; and

                  (vii) there is no Termination Event, Unmatured Termination Event or Servicer Termination Event;

         SECTION 4. EXPENSES.

         In connection with the execution of this Amendment, the Borrower agrees to pay all reasonable and actual costs and expenses (including without limitation the reasonable fees and expenses of legal counsel) of VFCC and the Escrow Agent incurred in connection with the review and negotiation of this Amendment.

         SECTION 5. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the following conditions precedent: (a) delivery to the Deal Agent of a copy of this Amendment duly executed by each of the parties hereto; (b) delivery to the Deal Agent (in a form acceptable to the Deal Agent) of (i) a due authorization, execution and enforceability opinion with respect to this Amendment and (ii) updated true sale and non-consolidation opinions; and (c) such other documents, agreements, certifications, or legal opinions as the Deal Agent may reasonably require.

         SECTION 6. MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

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         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

         (e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

         (f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.




                  [Remainder of Page Intentionally Left Blank]



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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BUYER:                    ACS FUNDING TRUST I


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              ACS Funding Trust I
                              c/o American Capital Strategies, Ltd., as Servicer 2 Bethesda Metro Center, 14th Floor
                              Bethesda, Maryland  20814
                              Attention:  Compliance Officer
                              Facsimile No.:  (301) 654-6714
                              Confirmation No.:  (301) 951-6122


THE SELLER:                   AMERICAN CAPITAL STRATEGIES, LTD.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              American Capital Strategies, Ltd.
                              2 Bethesda Metro Center, 14th Floor
                              Bethesda, Maryland  20814
                              Attention:  Compliance Officer
                              Facsimile No.:  (301) 654-6714
                              Confirmation No.:  (301 951-6122





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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THE ESCROW AGENT:             WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                              (FORMERLY KNOWN AS NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION)

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              Wells Fargo Bank Minnesota, National Association MAC N9311-161
                              Sixth Street and Marquette Avenue
                              Minneapolis, Minnesota  55479
                              Attention:  Corporate Trust Services
                                          Asset-Backed Administration
                              Facsimile No.:  (612) 667-3464
                              Confirmation No.:  (612) 667-8058




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CONSENTED TO:

FIRST UNION SECURITIES, INC.
(successor-in-interest to First Union
Capital Markets Corp.), as Deal Agent, for itself and on behalf of the Secured Parties


By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

First Union Capital Markets Corp.
One First Union Center, TW-9
Charlotte, North Carolina 28288
Attention:  Conduit Administration
Facsimile No.:  (704) 383-6036
Telephone No.:  (704) 383-9343


FIRST UNION NATIONAL BANK,
as Hedge Counterparty


By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

First Union National Bank
One First Union Center, TW-9
Charlotte, North Carolina 28288
Attention:  Capital Markets Credit Administration
Facsimile No.:  (704) 374-3254
Telephone No.:  (704) 374-4001





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